UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

__________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) of the
SECURITIES EXCHANGE ACT OF 1934

September 14, 2007

VERTICAL COMPUTER SYSTEMS, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	000-28685	65-0393635
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

201 Main Street, Suite 1175, Fort Worth, Texas	76102
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code:	(817) 348-8717

Not Applicable
(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act  (17 CFR 240.13e-4(c))

8.01 OTHER ITEM

On September 11, 2007, the New York Supreme Court awarded attorney's fees in the amount of $912,464 to Now Solutions, Inc ("Now Solutions"), the wholly owned subsidiary of Vertical Computer Systems, Inc. (the "Company"), in the action of Ross Systems, Inc. v. Now Solutions, Inc. The award was made pursuant to motions for attorneys' fees filed in August 2007 by Now Solutions and Ross Systems, Inc.

Now Solutions is in the process of entering the judgment in the total amount of $2,191,946, plus statutory (simple) interest at 9% per annum from the date the claim accrued.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(a) Not applicable.

(b) Not applicable.

(c) Exhibits - None

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 14, 2007	Vertical Computer systems, Inc.

By: s/ David Braun
Name: David Braun
Title: Chief Financial Officer